Exhibit 99.1

NOTICE OF RATIFICATION OF POTENTIALLY DEFECTIVE CORPORATE ACTS

BY THE

BOARD OF DIRECTORS OF ARQULE, INC.

(Pursuant to Section 204(g) of the Delaware General Corporation Law)

Notice is hereby given, pursuant to Section 204 (“Section 204”) of the Delaware General Corporation Law (the “DGCL”), that on September 19, 2017, the Board of Directors of ArQule, Inc., a Delaware corporation (the “Corporation”), adopted resolutions approving the ratification of potentially defective corporate acts, as describe below, pursuant to Section 204 of the DGCL (the “Ratification”).

Ratification of Stock Under the 2005 Director Stock Compensation Plan. The Board determined that issuances of 64,696 shares of Common Stock of the Corporation (the “Common Stock”), as set forth on Exhibit A (the “2005 Director Shares”), to directors of the Corporation pursuant to the 2005 Director Stock Compensation Plan (the “2005 Plan”) were potentially defective corporate acts because of the following possible failures of authorization: the options were granted after the 2005 Plan expired on November 11, 2015, the 2005 Plan was not amended to extend the expiration date, and the resolutions of the Board authorizing the issuance of such 2005 Director Shares did not expressly reference the 2005 Plan. On September 19, 2017, the Board ratified the issuance of the 2005 Director Shares pursuant Section 204 to avoid any uncertainty related to such shares. The dates of the issuances of the 2005 Director Shares are the dates listed in the Issuance Date column of Exhibit A (the “Issuance Dates”). In connection with such ratification, the Board also amended the 2005 Plan to extend the expiration of such plan to the extent necessary to give effect to the ratification of the Director Options.

Ratification of Options Under the 1996 Director Stock Option Plan. The Board determined that grants of options for the purchase of 250,000 shares of Common Stock, as set forth on Exhibit B (the “Director Options”), to directors of the Corporation pursuant to the 1996 Director Stock Option Plan (as amended and restated, the “1996 Plan”), were potentially defective corporate acts because of the following possible failures of authorization: the options were granted after the Director Plan expired on May 18, 2016, the Director Plan was not amended to extend the expiration date, and the option grants may not have satisfied the requirements of Section 157 of the DGCL, including by failing to expressly reference the Director Plan. On September 19, 2017, the Board ratified the grant of the Director Options pursuant to Section 204 to avoid any uncertainty related to such options. The dates of the grants of the Director Options are the dates listed on Exhibit B in the Grant Date column. In connection with such ratification, the Board also amended the Director Plan to extend the expiration of such plan to the extent necessary to give effect to the ratification of the Director Options.

Ratification of Stock Under the Amended and Restated 1996 Employee Stock Purchase Plan. The Board determined that grants of options for the purchase of 36,399 shares of Common Stock, and issuances of 36,399 shares of Common Stock upon the exercise of such options, as set forth on Exhibit C (the “Employee Options and Shares”), to employees of the Corporation pursuant to the 1996 Employee Stock Purchase Plan (as amended and restated, the “Employee Plan”), were potentially defective corporate acts because of the following possible failures of authorization: the options were granted after the Employee Plan expired on May 18, 2016, the shares were issued upon exercise of potentially improperly authorized options, the Employee Plan was not amended to extend the expiration date, and the option grants might not have satisfied the requirements of Section 157 of the DGCL, including by failing to expressly reference the Employee Plan. On September 19, 2017, the Board ratified the grant and issuance of the Employee Options and Shares pursuant to Section 204 to avoid any uncertainty related to such options or shares. The dates of the grants and issuances of the Employee Options and Shares are the dates listed on Exhibit C in the Grant Date and Issuance Date columns. In connection with such ratification, the Board amended the Employee Plan to extend the expiration of such plan to give effect to the ratification of the Employee Options and Shares.

Any claim that the defective corporate acts (including all putative stock) identified in this Notice are void or voidable due to the failure of authorization, or any claim that the Court of Chancery of the State of Delaware should declare in its discretion that the ratifications not be effective or be effective only on certain conditions, must be brought within 120 days from September 29, 2017.

EXHIBIT A

ArQule, Inc.

Shares of Common Stock Under the 2005 Plan

Issuance Date	Number of Shares Issued	Issuance Date	Number of Shares Issued
1/11/2015	504	11/7/2016	976
11/17/2015	801	11/15/2016	724
11/17/2015	411	11/15/2016	1,413
11/18/2015	2,459	11/18/2016	2,232
11/18/2015	1,280	11/18/2016	4,285
12/10/2015	294	12/5/2016	459
1/5/2016	595	1/12/2017	838
1/19/2016	558	1/17/2017	653
1/19/2016	670	1/17/2017	784
2/18/2016	1,689	2/18/2017	2,604
2/18/2016	3,243	2/18/2017	5,000
2/24/2016	336	3/1/2017	480
2/24/2016	403	3/15/2017	1,024
3/14/2016	776	3/21/2017	847
3/22/2016	578	4/26/2017	618
3/22/2016	693	5/18/2017	2,561
4/26/2016	374	5/23/2017	813
4/26/2016	449	6/26/2017	1,000
5/11/2016	766	Total	64,696
5/18/2016	1,965
5/18/2016	3,773
5/24/2016	595
5/24/2016	714
7/11/2016	730
7/18/2016	613
7/18/2016	736
7/27/2016	383
7/27/2016	460
8/18/2016	2,042
8/18/2016	3,921
9/12/2016	850
9/20/2016	1,250
9/20/2016	1,500
10/25/2016	443
10/25/2016	531

EXHIBIT B

ArQule, Inc.

Outstanding Options Granted After May 18, 2016 Under

The 1996 Plan

Grant Date	Options Granted
5/24/2016	20,000
5/24/2016	20,000
5/24/2016	20,000
5/24/2016	20,000
5/24/2016	20,000
5/24/2016	25,000
5/23/2017	20,000
5/23/2017	20,000
5/23/2017	20,000
5/23/2017	20,000
5/23/2017	20,000
5/23/2017	25,000
Total	250,000

EXHIBIT C

ArQule, Inc.

Shares Issued After May 18, 2016 Under

The Employee Plan

Grant Date	Issuance Date/Exercise Date	Number of Shares Issued
5/1/2016	10/31/2016	438
5/1/2016	10/31/2016	3,511
5/1/2016	10/31/2016	2,633
5/1/2016	10/31/2016	1,646
5/1/2016	10/31/2016	263
5/1/2016	10/31/2016	6,234
5/1/2016	10/31/2016	1,712
11/1/2016	4/30/2017	594
11/1/2016	4/30/2017	3,565
11/1/2016	4/30/2017	2,228
11/1/2016	4/30/2017	475
11/1/2016	4/30/2017	11,883
11/1/2016	4/30/2017	594
11/1/2016	4/30/2017	386
11/1/2016	4/30/2017	237
		36,399